TRADE ACCOUNTS AND NOTES RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2020
TRADE ACCOUNTS AND NOTES RECEIVABLE, NET
Schedule of trade accounts and notes receivable

	2020	2019
Trade accounts receivable	11,363	11,807
Notes receivable	667	1,013
Less: allowance for doubtful accounts	(722)	(1,490)
Total	11,307	11,330
Less current portion	(11,307)	(11,328)
Total long-term portion	—	2